UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-4258_

Value Line Convertible Fund, Inc.

(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: April 30, 2008

Date of reporting period: April 30, 2008

Item I. Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 4/30/08 is included with this Form.

INVESTMENT ADVISER	Value Line, Inc. 220 East 42nd Street New York, NY 10017-5891

DISTRIBUTOR	Value Line Securities, Inc. 220 East 42nd Street New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co. 225 Franklin Street Boston, MA 02110

SHAREHOLDER SERVICING AGENT	State Street Bank and Trust Co. c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

LEGAL COUNSEL	Peter D. Lowenstein, Esq. 496 Valley Road Cos Cob, CT 06807-0272

DIRECTORS	Jean Bernhard Buttner John W. Chandler Frances T. Newton Francis C. Oakley David H. Porter Paul Craig Roberts Nancy-Beth Sheerr

OFFICERS
Jean Bernhard Buttner
Chairman and President
David T. Henigson
Vice President,
Secretary and Chief
Compliance Officer
Stephen R. Anastasio
Treasurer
Howard A. Brecher
Assistant Secretary/
Assistant Treasurer

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#541807

ANNUAL REPORT

April 30, 2008

Value Line
Convertible
Fund, Inc.

Value Line Convertible Fund, Inc.

To Our Value Line

To Our Shareholders (unaudited):

The year that ended on April 30, 2008 was a difficult year for convertible issues. Both the convertible and equity markets declined and investors sought the safety of high-grade government bonds.

For the period, your Fund’s total return was –0.02%. Your Fund outperformed the Fund’s benchmark, the S&P 500 Index(1), which returned –4.68% and outperformed the Merrill Lynch Convertible Index (2), which returned –1.28%. The Fund’s outperformance was due to its overweight in convertibles of energy and commodity companies, and its underweight in financial companies such as banks, brokerages and insurance companies.

The flight to government bonds resulted from a global credit crisis triggered by a meltdown in sub-prime mortgages. The stability of the financial system was threatened by the crisis as banks, brokerage firms, and insurers were forced to take significant losses and write-downs. The housing sector also continued to suffer. The economy weakened as growth slowed to an anemic pace, which prompted the Federal Reserve Board to reduce interest rates and institute other measures. Investors responded by seeking the safety of U.S. Treasury notes and bonds.

The performance of convertible issues suffered as investors worried about the stability of the financial system and the growing possibility of a recession.

Looking ahead, the coming year should be more positive for convertible issues. The Federal Reserve Board’s aggressive attempts to counteract the financial crisis and a faltering economy should bring more economic and financial stability. We hope economic growth outside the U.S. will continue at a strong pace, benefiting the U.S. economy through a continued appetite for U.S. exports. Nonetheless, problems and challenges remain as the housing sector continues to struggle, financial companies face capital shortages and weak earnings, and high energy prices reduce consumer spending.

Our current strategy is to assume a moderate risk profile. We will continue to overweight the energy and commodity sectors and underweight financials and housing related business. We will seek to select convertible issues with favorable income, good liquidity, and solid credit worthiness and will focus this selection among the highest ranked convertibles in the Value Line Convertible Survey and those companies ranked favorably for Timeliness in the Value Line Investment Survey.

As always, your confidence in Value Line is appreciated.

We look forward to serving your future investment needs.

Sincerely,

Jean Bernhard Buttner
Chairman and President

June 10, 2008

(1)	The Standard & Poor’s 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses, or taxes, and it is not possible to directly invest in this index.

(2)	The Merrill Lynch Convertible Index invests primarily in convertible bonds and convertible preferred stock. This is an unmanaged index and does not reflect charges, expenses, or taxes, and it is not possible to directly invest in this index.

Value Line Convertible Fund, Inc.

Convertible Fund Shareholders (unaudited)

Economic Observations

The year-ahead economic outlook remains guarded, with weakness now present in several consumer and industrial markets. What’s more, there is no quick or easy cure for what ails the economy, with softness generally likely to continue in housing, retailing, and employment. The economy, which first began to slow noticeably during the final months of 2007, continues to proceed at a snail’s pace. We believe the country remains close to a recession, but may not actually succumb to one thanks to nearly a year’s worth of Federal Reserve interest rate reductions and the government’s fiscal stimulus efforts.

Meanwhile, even if we get a somewhat better second half, a modest rate of business improvement for the year as a whole is about the best that we can expect. In fact, even that cautious forecast assumes that there will be no exogenous shocks to the system, such as a worsening of the situation in the Middle East or a further prolonged surge in energy prices. Either of these events, along with a worsening of the housing slump or a serious miscalculation by the Federal Reserve on the monetary front, might prove sufficiently disruptive to almost assure that we would enter a mild-to-serious recession.

Currently, inflation is trending higher due to rising energy, food, and commodity costs. Adequate supplies of raw materials should help keep the costs of production under some control, though, suggesting that a major surge in pricing may not be in the offing just yet. We caution, however, that as the pace of economic growth accelerates later next year, a rise in pricing pressures probably would emerge. Absent a stronger business up cycle than we now forecast, inflation should be held in relative check through the early years of the next decade.

Value Line Convertible Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Convertible Fund, Inc. to that of the S&P 500 Index. The Value Line Convertible Fund, Inc. is a professionally managed mutual fund, while the index is not available for investment and is unmanaged. The returns for the index do not reflect charges, expenses, or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Convertible Fund, Inc.
and the S&P 500 Index*

*	The Standard and Poors 500 Stock Index (S&P 500 Index) is an unmanaged index that is representative of the larger capitalization stocks traded in the United States.

Performance Data:**

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 4/30/08	–0.02%	$ 9,998
5 years ended 4/30/08	7.61%	$14,428
10 years ended 4/30/08	4.02%	$14,837

**	The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Convertible Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2007 through April 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 11/1/07	Ending account value 4/30/08	Expenses* paid during period 11/1/07 thru 4/30/08
Actual	$1,000.00	$934.10	$7.84
Hypothetical (5% return before expenses)	$1,000.00	$1,016.76	$8.17

*	Expenses are equal to the Fund’s annualized expense ratio of 1.63% multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Convertible Fund, Inc.

Portfolio Highlights at April 30, 2008 (unaudited)

Ten Largest Holdings

Issue	Principal Amount or Shares	Value	Percentage of Net Assets
EMC Corp., 1.75%, 12/01/11	$400,000	$475,500	1.6%
Fisher Scientific International, Inc., 3.25%, 03/01/24	$300,000	$468,000	1.6%
Molson Coors Brewing Co., 2.50%, 07/30/13	$350,000	$440,563	1.5%
Chesapeake Energy Corp., 2.75%, 11/15/35	$300,000	$439,125	1.5%
Peabody Energy Corp., 4.75%, 12/15/66	$350,000	$432,250	1.4%
Alliant Techsystems, Inc., 2.75%, 02/15/24	$300,000	$427,875	1.4%
Agere Systems, Inc., 6.50%, 12/15/09	$400,000	$404,000	1.3%
Celanese Corp., 4.25%, Pfd.	$7,000	$399,875	1.3%
Intel Corp., 2.95%, 12/15/35	$400,000	$397,000	1.3%
Transocean, Inc., 1.50%, 12/15/37	$350,000	$392,000	1.3%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investment Securities

Value Line Convertible Fund, Inc.

Schedule of Investments                               April 30, 2008

Principal Amount		Value
CONVERTIBLE CORPORATE BONDS & NOTES (71.4%)
	AEROSPACE/DEFENSE (5.8%)
$300,000	Alliant Techsystems, Inc. 2.75%, 2/15/24	$427,875
150,000	L-3 Communications Corp. 3.00%, 8/1/35 (1)	189,562
300,000	L-3 Communications Corp. 3.00%, 8/1/35	379,125
250,000	Lockheed Martin Corp. 2.82%, 8/15/33 (2)	364,000
300,000	Orbital Sciences Corp. Senior Subordinated Notes, 2.44%, 1/15/27	391,500
		1,752,062
	AIR TRANSPORT (0.4%)
150,000	JetBlue Airways Corp. 3.75%, 3/15/35	109,875
	APPAREL (0.4%)
150,000	Iconix Brand Group, Inc. Senior Subordinated Notes, 1.88%, 6/30/12	127,875
	AUTO & TRUCK (0.9%)
150,000	Ford Motor Co. Senior Notes, 4.25%, 12/15/36	166,688
100,000	United Auto Group, Inc. Senior Subordinated Notes, 3.50%, 4/1/26	108,750
		275,438
	AUTO PARTS (0.5%)
150,000	ArvinMeritor, Inc. Senior Notes, 4.63%, 3/1/26 (3)	145,688
	BANK — MIDWEST (0.7%)
200,000	U.S. Bancorp 0.79%, 9/20/36 (2)	200,920
	BEVERAGE — ALCOHOLIC (1.5%)
350,000	Molson Coors Brewing Co. Senior Notes, 2.50%, 7/30/13	440,563
	BIOTECHNOLOGY (1.8%)
200,000	Amgen, Inc. Senior Notes, 0.38%, 2/1/13	171,250
350,000	Invitrogen Corp. Senior Notes, 1.50%, 2/15/24	366,187
		537,437
	BUILDING MATERIALS (0.8%)
$250,000	NCI Building Systems, Inc. Senior Subordinated Notes, 2.13%, 11/15/24	$230,313
	COAL (1.4%)
350,000	Peabody Energy Corp. 4.75%, 12/15/66	432,250
	COMPUTER & PERIPHERALS (1.6%)
400,000	EMC Corp. Senior Notes, 1.75%, 12/1/11	475,500
	COMPUTER SOFTWARE & SERVICES (3.0%)
250,000	Electronic Data Systems Corp. 3.88%, 7/15/23	245,312
250,000	Euronet Worldwide, Inc. Senior Debentures, 3.50%, 10/15/25	202,500
100,000	L-1 Identity Solutions, Inc. Senior Notes, 3.75%, 5/15/27	86,500
150,000	Sybase, Inc. Subordinated Notes, 1.75%, 2/22/25	189,000
200,000	Tech Data Corp. Senior Debentures, 2.75%, 12/15/26	188,750
		912,062
	DIVERSIFIED COMPANIES (1.1%)
300,000	Danaher Corp. 0.0% 1/22/21 (4)	345,375
	DRUG (7.2%)
250,000	Allergan, Inc. 1.50%, 4/1/26	275,313
100,000	BioMarin Pharmaceutical, Inc. Senior Subordinated Notes, 1.88%, 4/23/17	192,875
150,000	CV Therapeutics, Inc. Senior Subordinated Notes, 3.25%, 8/16/13	109,500
350,000	Genzyme Corp. 1.25%, 12/1/23	388,062
250,000	Gilead Sciences, Inc. Senior Notes, 0.63%, 5/1/13	366,250
150,000	Sciele Pharma, Inc. Senior Notes, 2.63%, 5/15/27	141,563
150,000	Teva Pharmaceutical Finance Co. BV Series D, 1.75%, 2/1/26	170,625
250,000	Teva Pharmaceutical Finance LLC Series A, 0.50%, 2/1/24	313,437
200,000	Wyeth 3.58%, 1/15/24 (5)	202,636
		2,160,261

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Schedule of Investments

Principal Amount		Value
	E-COMMERCE (1.2%)
$350,000	Informatica Corp. Senior Notes, 3.00%, 3/15/26	$368,375
	ELECTRICAL EQUIPMENT (2.0%)
300,000	General Cable Corp. Senior Notes, 1.00%, 10/15/12 (1)	312,375
150,000	GrafTech International Ltd. Senior Notes, 1.63%, 1/15/24	190,875
100,000	WESCO International, Inc. 1.75%, 11/15/26	82,625
		585,875
	ELECTRONICS (2.1%)
100,000	Avnet, Inc. 2.00%, 3/15/34	103,375
300,000	CTS Corp. Senior Subordinated Notes, 2.13%, 5/1/24	287,250
250,000	Flextronics International Ltd. Subordinated Notes, 1.00%, 8/1/10	240,937
		631,562
	ENTERTAINMENT (1.2%)
400,000	Sinclair Broadcast Group, Inc. 6.00%, 9/15/12	356,500
	ENVIRONMENTAL (2.8%)
200,000	Allied Waste Industries, Inc. 4.25%, 4/15/34	184,500
350,000	Covanta Holding Corp. Senior Debentures, 1.00%, 2/1/27	376,250
250,000	Waste Connections, Inc. Senior Notes, 3.75%, 4/1/26	280,312
		841,062
	FOOD PROCESSING (0.8%)
200,000	Archer-Daniels-Midland Co. Senior Notes, 0.88%, 2/15/14	238,500
	HEALTH CARE INFORMATION SYSTEMS (1.1%)
300,000	Incyte Corp. 3.50%, 2/15/11	321,375
	HOUSEHOLD PRODUCTS (1.5%)
150,000	Church & Dwight Company, Inc. 5.25%, 8/15/33	276,375
250,000	Lifetime Brands, Inc. Senior Notes, 4.75%, 7/15/11	180,313
		456,688
	INDUSTRIAL SERVICES (0.4%)
$50,000	Quanta Services, Inc. 4.50%, 10/1/23	$119,938
	INSURANCE — LIFE (0.8%)
250,000	American Equity Investment Life Holding Co. 5.25%, 12/6/24	246,875
	INTERNET (0.8%)
100,000	VeriSign, Inc. Jr. Subordinated Debentures, 3.25%, 8/15/37 (1)	124,500
100,000	VeriSign, Inc. Jr. Subordinated Debentures, 3.25%, 8/15/37	124,500
		249,000
	MACHINERY (1.2%)
100,000	AGCO Corp. Senior Subordinated Notes, 1.25%, 12/15/36	164,750
250,000	Roper Industries, Inc. 1.48%, 1/15/34 (3)	195,000
		359,750
	MEDICAL SERVICES (0.4%)
100,000	PSS World Medical, Inc. 2.25%, 3/15/24	108,125
	MEDICAL SUPPLIES (4.3%)
300,000	ALZA Corp. 0.0% 7/28/20 (4)	279,750
300,000	Fisher Scientific International, Inc. Senior Subordinated Notes, 3.25%, 3/1/24	468,000
300,000	Hologic, Inc. Senior Notes, 2.00%, 12/15/37 (3)	295,875
150,000	Medtronic, Inc. 1.50%, 4/15/11 (1)	154,687
100,000	Medtronic, Inc. 1.50%, 4/15/11	103,125
		1,301,437
	METALS FABRICATING (0.6%)
200,000	Trinity Industries, Inc. Subordinated Notes, 3.88%, 6/1/36	174,250
	NATURAL GAS — DIVERSIFIED (2.4%)
300,000	Chesapeake Energy Corp. Contingent Senior Notes, 2.75%, 11/15/35	439,125
250,000	Penn Virginia Corp. Senior Subordinated Notes, 4.50%, 11/15/12	294,687
		733,812

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

April 30, 2008

Principal Amount		Value
	OILFIELD SERVICES/EQUIPMENT (4.1%)
$200,000	Cameron International Corp. Senior Debentures, 2.50%, 6/15/26	$313,500
250,000	Hornbeck Offshore Services, Inc. 1.63%, 11/15/26 (3)	300,800
200,000	SESI LLC Guaranteed Senior Notes, 1.50%, 12/15/26 (3)	231,250
350,000	Transocean, Inc. 1.50%, 12/15/37	392,000
		1,237,550
	PETROLEUM — INTEGRATED (0.6%)
100,000	McMoRan Exploration Co. 5.25%, 10/6/11	169,750
	PRECISION INSTRUMENT (0.6%)
200,000	Eastman Kodak Co. 3.38%, 10/15/33	193,000
	R.E.I.T. (2.0%)
100,000	Host Hotels & Resorts, Inc. Exchangeable Senior Debentures, 2.63%, 4/15/27 (1)	86,250
200,000	ProLogis Senior Notes, 1.88%, 11/15/37	191,000
350,000	Vornado Realty Trust Senior Notes, 3.63%, 11/15/26	330,312
		607,562
	RECREATION (1.3%)
300,000	Carnival Corp. 0.0% 10/24/21 (4)	215,625
100,000	Hasbro, Inc. 2.75%, 12/1/21	165,875
		381,500
	RETAIL — SPECIAL LINES (1.1%)
200,000	Best Buy Company, Inc. 2.25%, 1/15/22	218,250
100,000	Dick’s Sporting Goods, Inc. 1.61%, 2/18/24 (3)	102,500
		320,750
	RETAIL BUILDING SUPPLY (0.8%)
250,000	Lowe’s Companies, Inc. 0.0% 10/19/21 (4)	245,625
	SEMICONDUCTOR (3.9%)
$150,000	Advanced Micro Devices, Inc. Senior Notes, 6.00%, 5/1/15	$94,875
350,000	Fairchild Semiconductor International, Inc. 5.00%, 11/1/08	347,375
400,000	Intel Corp. Jr. Subordinated Debentures, 2.95%, 12/15/35	397,000
150,000	ON Semiconductor Corp. Senior Subordinated Notes, 2.63%, 12/15/26	144,375
200,000	Xilinx, Inc. Jr. Subordinated Debentures, 3.13%, 3/15/37	185,250
		1,168,875
	TELECOMMUNICATION SERVICES (2.2%)
100,000	American Tower Corp. Senior Notes, 3.00%, 8/15/12	213,750
150,000	Equinix, Inc. Subordinated Notes, 2.50%, 4/15/12	157,500
200,000	NII Holdings, Inc. 3.13%, 6/15/12	167,000
100,000	Time Warner Telecom, Inc. Senior Debentures, 2.38%, 4/1/26	121,375
		659,625
	TELECOMMUNICATIONS EQUIPMENT (3.0%)
200,000	ADC Telecommunications, Inc. Subordinated Notes, 5.20%, 6/15/13 (5)	171,250
400,000	Agere Systems, Inc. 6.50%, 12/15/09	404,000
100,000	Anixter International, Inc. 0.0% 7/7/33 (4)	88,500
100,000	Ciena Corp. Senior Notes, 0.25%, 5/1/13	100,625
150,000	Lucent Technologies, Inc. Series A 2.88%, 6/15/23	135,750
		900,125
	TRUCKING (0.3%)
100,000	YRC Worldwide, Inc. Senior Notes, 5.00%, 8/8/23	87,875

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Schedule of Investments

Principal Amount		Value
	WIRELESS NETWORKING (0.8%)
$150,000	Itron, Inc. Senior Subordinated Notes, 2.50%, 8/1/26	$237,563
	TOTAL CONVERTIBLE CORPORATE BONDS & NOTES (Cost $20,670,906)	21,448,543

Shares
CONVERTIBLE PREFERRED STOCK (11.2%)
	CHEMICAL — DIVERSIFIED (1.3%)
7,000	Celanese Corp. 4.25%, Pfd.	399,875
	DRUG (0.6%)
1,000	Schering-Plough Corp. 6.00%, Pfd.	180,530
	FINANCIAL SERVICES—DIVERSIFIED (1.8%)
7,000	Citigroup, Inc. Ser. T, 6.50%, Pfd.	365,050
1	Federal National Mortgage Association 5.38%, Pfd.	71,000
3,000	Lazard Ltd. 6.63%, Pfd.	97,290
		533,340
	FOOD PROCESSING (0.5%)
1,000	Bunge Ltd. 4.88%, Pfd.	138,375
	INSURANCE — LIFE (1.0%)
10,000	MetLife, Inc. 6.38%, Pfd.	297,500
	METALS & MINING DIVERSIFIED (2.6%)
150	Freeport-McMoRan Copper & Gold, Inc. 5.50%, Pfd.	369,375
800	Freeport-McMoRan Copper & Gold, Inc. 6.75%, Pfd.	130,352
4,000	Vale Capital Ltd. Guaranteed Notes Ser. RIO, 5.50%, Pfd.	293,000
		792,727
	NATURAL GAS — DIVERSIFIED (0.9%)
200	El Paso Corp. 4.99%, Pfd.	278,250
	OILFIELD SERVICES/EQUIPMENT (0.9%)
4,000	Bristow Group, Inc. 5.50%, Pfd.	261,500

Shares		Value
	R.E.I.T. (0.8%)
3,000	Simon Property Group, Inc. 6.00%, Pfd.	$241,875
	TELECOMMUNICATIONS EQUIPMENT (0.8%)
300	Lucent Technologies Capital Trust I, 7.75%, Pfd.	228,000
	TOTAL CONVERTIBLE PREFERRED STOCK (Cost $3,062,506)	3,351,972

COMMON STOCKS (11.6%)
	AEROSPACE/DEFENSE (0.4%)
2,000	DRS Technologies, Inc.	124,880
	APPAREL (0.2%)
1,000	Warnaco Group, Inc. (The) *	46,140
	AUTO PARTS (0.3%)
1,000	Eaton Corp.	87,840
	BANK (0.3%)
1,000	JPMorgan Chase & Co.	47,650
1,000	Wells Fargo & Co.	29,750
		77,400
	BUILDING MATERIALS (0.3%)
1,000	Jacobs Engineering Group, Inc. *	86,330
	CHEMICAL — SPECIALTY (0.3%)
1,000	Praxair, Inc.	91,310
	DIVERSIFIED COMPANIES (0.6%)
1,000	Honeywell International, Inc.	59,400
1,000	Taubman Centers, Inc.	56,670
1,000	Textron, Inc.	61,010
		177,080
	DRUG (0.3%)
1,000	BioMarin Pharmaceutical, Inc. *	36,460
1,000	Celgene Corp. *	62,140
		98,600
	ELECTRICAL UTILITY — CENTRAL (1.4%)
3,000	Entergy Corp.	344,580
1,000	ITC Holdings Corp.	55,780
		400,360

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

April 30, 2008

Shares		Value
	FINANCIAL SERVICES — DIVERSIFIED (0.4%)
500	Affiliated Managers Group, Inc. *	$49,670
1,000	Credicorp Ltd.	80,360
		130,030
	FOOD WHOLESALERS (0.3%)
3,000	SUPERVALU, Inc.	99,300
	HOTEL/GAMING (0.1%)
1,000	WMS Industries, Inc. *	36,190
	INDUSTRIAL SERVICES (0.2%)
1,000	FTI Consulting, Inc. *	64,000
	MACHINERY (0.4%)
1,000	Cummins, Inc.	62,650
500	Flowserve Corp.	62,045
		124,695
	MEDICAL SERVICES (0.3%)
1,000	Laboratory Corporation of America Holdings *	75,620
	MEDICAL SUPPLIES (0.1%)
1,000	Inverness Medical Innovations, Inc. *	37,000
	METALS FABRICATING (0.3%)
1,000	Chicago Bridge & Iron Co. N.V.	39,840
1,000	Harsco Corp.	59,330
		99,170
	NATURAL GAS—DIVERSIFIED (0.3%)
500	Devon Energy Corp.	56,700
500	XTO Energy, Inc.	30,930
		87,630
	OILFIELD SERVICES/EQUIPMENT (0.7%)
1,000	National-Oilwell Varco, Inc. *	68,450
1,000	Schlumberger Ltd.	100,550
1,000	Willbros Group, Inc. *	36,090
		205,090
	PACKAGING & CONTAINER (0.4%)
1,000	Greif, Inc. Class A	$64,600
1,000	Owens-Illinois, Inc. *	55,150
		119,750
	PETROLEUM — INTEGRATED (0.9%)
1,000	Chevron Corp.	96,150
2,000	ConocoPhillips	172,300
		268,450
	PETROLEUM — PRODUCING (0.2%)
1,500	Quicksilver Resources, Inc. *	62,235
	POWER (0.3%)
1,000	NRG Energy, Inc. *	43,950
500	SunPower Corp. Class A *	43,635
		87,585
	PRECISION INSTRUMENT (0.2%)
1,000	Triumph Group, Inc.	58,870
	R.E.I.T. (0.3%)
1,000	SL Green Realty Corp.	92,800
	RAILROAD (0.4%)
1,000	Canadian National Railway Co.	52,390
1,000	CSX Corp.	62,950
		115,340
	RETAIL STORE (0.4%)
1,000	Costco Wholesale Corp.	71,250
1,000	Kohl’s Corp. *	48,850
		120,100
	SECURITIES BROKERAGE (0.5%)
500	Goldman Sachs Group, Inc. (The)	95,685
1,000	Morgan Stanley	48,600
		144,285
	TELECOMMUNICATION SERVICES (0.3%)
2,000	NII Holdings, Inc. *	91,480
	TELECOMMUNICATIONS EQUIPMENT (0.1%)
1,000	Comtech Telecommunications Corp. *	38,730

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Schedule of Investments                               April 30, 2008

Shares		Value
	TOILETRIES & COSMETICS (0.2%)
1,000	Chattem, Inc. *	$69,880
	TRUCKING (0.2%)
1,000	Landstar System, Inc.	51,960
	TOTAL COMMON STOCKS (Cost $3,215,020)	3,470,130
	TOTAL INVESTMENT SECURITIES (94.2%) (Cost $26,948,432)	$28,270,645

Principal Amount
REPURCHASE AGREEMENTS (3.3%)
$1,000,000	With Morgan Stanley, 1.74%, dated 4/30/08, due 5/1/08, delivery value $1,000,048 (collateralized by $990,000 U.S. Treasury Notes 3.50%, due 11/15/09, with a value of $1,026,316)	1,000,000
	TOTAL REPURCHASE AGREEMENTS (Cost $1,000,000)	1,000,000

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (2.5%)		761,982

NET ASSETS (100%)		$30,032,627

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($30,032,627 ÷ 2,451,277 shares outstanding)		$12.25

*	Non-income producing.
(1)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(2)	Rate at April 30, 2008. Floating rate changes quarterly.
(3)	Step Bond — The rate shown is as of April 30, 2008 and will reset at a future date.
(4)	Zero coupon bond.
(5)	Rate at April 30, 2008. Floating rate changes semi-annually.

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Statement of Assets and Liabilities
at April 30, 2008

Assets:
Investment securities, at value (Cost — $26,948,432)	$28,270,645
Repurchase agreements (Cost — $1,000,000)	1,000,000
Cash	107,436
Receivable for securities sold	1,773,630
Interest and dividends receivable	164,244
Prepaid expenses	19,677
Receivable for capital shares sold	39
Total Assets	31,335,671
Liabilities:
Payable for securities purchased	1,192,904
Payable for capital shares repurchased	10,796
Accrued expenses:
Advisory fee	15,336
Service and distribution plan fees	2,454
Directors’ fees and expenses	823
Other	80,731
Total Liabilities	1,303,044
Net Assets	$30,032,627
Net assets consist of:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 2,451,277 shares)	$2,451,277
Additional paid-in capital	26,293,185
Distributions in excess of net investment income	(4)
Accumulated net realized loss on investments and foreign currency	(34,044)
Net unrealized appreciation of investments	1,322,213
Net Assets	$30,032,627
Net Asset Value, Offering and Redemption Price per Outstanding Share ($30,032,627 ÷ 2,451,277 shares outstanding)	$12.25

Statement of Operations
for the Year Ended April 30, 2008

Investment Income:
Interest	$572,096
Dividends (net of foreign withholding tax of $721)	282,179
Total Income	854,275
Expenses:
Advisory fee	241,901
Auditing and legal fees	90,390
Service and distribution plan fees	80,634
Custodian fees	36,671
Printing and postage	31,376
Registration and filing fees	24,531
Transfer agent fees	22,759
Directors’ fees and expenses	2,561
Insurance	1,569
Other	5,534
Total Expenses Before Custody Credits and Fees Waived	537,926
Less: Advisory Fee Waived	(40,317)
Less: Service and Distribution Plan Fees Waived	(48,380)
Less: Custody Credits	(6,542)
Net Expenses	442,687
Net Investment Income	411,588
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain	1,851,991
Change in Net Unrealized Appreciation/(Depreciation)	(2,210,105)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	(358,114)
Net Increase in Net Assets from Operations	$53,474

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended April 30, 2008 and 2007

	Year Ended April 30, 2008	Year Ended April 30, 2007
Operations:
Net investment income	$411,588	$747,362
Net realized gain on investments	1,851,991	2,123,296
Change in net unrealized appreciation/(depreciation)	(2,210,105)	273,778
Net increase in net assets from operations	53,474	3,144,436
Distributions to Shareholders:
Net investment income	(498,466)	(861,012)
Net realized gain from investment transactions	(2,775,960)	—
Total Distributions	(3,274,426)	(861,012)
Capital Share Transactions:
Proceeds from sale of shares	892,178	4,653,638
Proceeds from reinvestment of dividends and distributions to shareholders	2,987,101	763,162
Cost of shares repurchased	(4,286,306)	(10,565,733)
Net decrease in net assets from capital share transactions	(407,027)	(5,148,933)
Total Decrease in Net Assets	(3,627,979)	(2,865,509)
Net Assets:
Beginning of year	33,660,606	36,526,115
End of year	$30,032,627	$33,660,606
Undistributed/(distributions in excess of) net investment income, at end of year, respectively	$(4)	$76,998

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Notes to Financial Statements                     April 30, 2008

1.	Significant Accounting Policies

Value Line Convertible Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose investment objective is to seek high current income together with capital appreciation. The Fund seeks to accomplish its objective by investing primarily in convertible securities.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A)    Security Valuation.    Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term exceeds 60 days. Securities for which market quotations are not readily available or which are not readily marketable are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statement disclosures.

(B)    Repurchase Agreements.    In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C)    Federal Income Taxes.    It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to shareholders. Therefore, no provision for federal income tax is required.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation” or “FIN 48”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable

Value Line Convertible Fund, Inc.

Notes to Financial Statements

in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. As of April 30, 2008, management has reviewed the tax positions for the tax years still subject to tax audit under the statute of limitations, evaluated the implications of FIN 48, and determined that there is no impact to the Fund’s financial statements at this time.

(D)    Security Transactions and Distributions.     Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E)    Convertible Securities.    It is the Fund’s policy to invest a significant portion of its assets in convertible securities. The return provided by a convertible security is greatly influenced by the performance of the common stock for which it can be exchanged. However, factors such as coupon rate, yield to maturity, years to maturity and premium rates and investment value, which measures the convertible security’s degree of downside price protection, all can have a strong effect on the performance of the convertible security while having no influence on the performance of its underlying common stock. Therefore, convertible securities are not considered derivative financial instruments. In connection with transactions in convertible securities, when the Fund chooses to convert the securities into the underlying common stock at the designated conversion rate, there will be no gain or loss recognized upon conversion and the cost of the common stock will reflect the cost of the original convertible security.

(F)    Foreign Currency Translation.    The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments are included in realized gain/loss on investments and change in unrealized appreciation/depreciation on investments.

(G)    Representations and Indemnifications.    In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H)    Accounting for Real Estate Investment Trusts. The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

Value Line Convertible Fund, Inc.

 April 30, 2008

(I)    Foreign Taxes.    The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

2.	Capital Share Transactions

Transactions in capital stock were as follows:

	Year Ended April 30, 2008	Year Ended April 30, 2007
Shares sold	69,326	372,549
Shares issued in reinvestment of dividends and distributions	236,029	60,785
Shares repurchased	(327,100)	(816,841)
Net decrease	(21,745)	(383,507)
Dividends per share from net investment income	$0.2025	$0.3075
Distributions per share from net realized gains	$1.1848	$—

3.	Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended April 30, 2008
Purchases:
Investment securities	$42,910,986
Sales or Redemptions:
Investment securities	$46,124,439

4.	Income Taxes

At April 30, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$28,165,435
Gross tax unrealized appreciation	$1,899,075
Gross tax unrealized depreciation	793,865
Net tax unrealized appreciation on investments	$1,105,210
Undistributed ordinary income	$—
Undistributed long-term gain	$182,959

The Fund’s net unrealized gain (loss) differ for financial statement and tax purposes primarily due to wash sales.

Permanent book-tax differences relating to the classification of income in the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $9,876, and decreased accumulated net realized gain on investments by $9,876. These reclassifications were primarily due to differing treatment of distributions for tax purposes. Net assets were not affected by this reclassification.

The tax composition of distributions to shareholders for the years ended April 30, 2008 and April 30, 2007 were as follows:

	2008	2007
Ordinary income	$892,007	$861,012
Long-term capital gains	$2,382,419	—

5.	Investment Advisory Fee, Service and Distribution Fees, and Transactions with Affiliates

An advisory fee of $241,901 before fee waivers was paid or payable to Value Line, Inc. (the “Adviser”) for the year ended April 30, 2008. This was computed at an annual rate of 3/4 of 1% of average daily net assets during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays

Value Line Convertible Fund, Inc.

Notes to Financial Statements                     April 30, 2008

costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the funds’ respective net assets. The Fund bears all other costs and expenses. Effective March 7, 2006, the Adviser voluntarily reduced the advisory fee by 0.125%. Effective September 1, 2007, the Adviser contractually agreed to reduce the Fund’s advisory fee by 0.125% for a one year period. The fees waived amounted to $40,317 for the year ended April 30, 2008. The Adviser has no right to recoup previously waived amounts.

The Fund has a Service and Distribution Plan (the Plan), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended April 30, 2008, fees amounting to $80,634 before fee waivers were accrued under this plan. Effective March 7, 2006, the Distributor voluntarily reduced the fee by 0.15%. Effective September 1, 2007, the Distributor contractually agreed to continue to reduce the distribution plan fee by 0.15% for a one year period. The fee waiver amounted to $48,380 for the year ended April 30, 2008. The Distributor has no right to recoup previously waived amounts.

For the year ended April 30, 2008, the Fund’s expenses were reduced by $6,542 under a custody credit arrangement with the custodian.

Certain officers and directors of the Adviser and/or affiliated companies are also officers and directors of the Fund. At April 30, 2008, the Adviser and/or affiliated companies owned 227 shares of the Fund representing less than 1% of the outstanding shares. In addition, certain officers and directors of the Fund as a group owned 378 shares, representing less than 1% of the outstanding shares.

Value Line Convertible Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended April 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$13.61	$12.78	$11.06	$11.31	$10.28
Income from investment operations:
Net investment income	0.17	0.27	0.23	0.19	0.28
Net gains or (losses) on securities (both realized and unrealized)	(0.15)	0.87	1.65	(0.19)	1.05
Total from investment operations	0.02	1.14	1.88	—	1.33
Less distributions:
Dividends from net investment income	(0.20)	(0.31)	(0.16)	(0.25)	(0.30)
Distributions from net realized gains	(1.18)	—	—	—	—
Total distributions	(1.38)	(0.31)	(0.16)	(0.25)	(0.30)
Net asset value, end of year	$12.25	$13.61	$12.78	$11.06	$11.31
Total return	(0.02)%	9.12%	17.06%	(0.05)%	13.03%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$30,033	$33,661	$36,526	$38,665	$43,502
Ratio of expenses to average net assets(1)	1.67%	1.45%	1.39%	1.53%	1.51%
Ratio of expenses to average net assets(2)	1.37%	1.16%	1.34%	1.52%	1.50%
Ratio of net investment income to average net assets	1.28%	2.10%	1.85%	1.68%	2.49%
Portfolio turnover rate	139%	123%	82%	122%	130%

(1)	Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waivers of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers, would have been 1.65%, 1.43%, 1.38%, 1.52, 1.50% as of April 30, 2008, 2007, 2006, 2005 and 2004, respectively.
(2)	Ratio reflects expenses net of the waiver of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor and net of the custody credit arrangement.

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Value Line Convertible Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Convertible Fund, Inc. (the “Fund”) at April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

June 30, 2008

Value Line Convertible Fund, Inc.

Federal Tax Notice (unaudited)

During the year ended April 30, 2008, the Fund paid dividends to shareholders of $0.2025 per share from net investment income. For corporate taxpayers, 14.84% of the ordinary income distributions paid during the fiscal year ended April 30, 2008 qualify for the corporate dividends received deductions. During the fiscal year ended April 30, 2008, 15.46% of the ordinary income distribution are treated as qualified dividends.

During the year ended April 30, 2008, the Fund paid $1.1848 per share of long-term capital gains to shareholders.

Value Line Convertible Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies during the most recent 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Convertible Fund, Inc.

Factors Considered by the Board in Approving the Investment Advisory Agreement for Value Line Convertible Fund, Inc. (unaudited)

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not interested persons of the Fund, as that term is defined in the 1940 Act (the “Independent Directors”), annually to consider the investment advisory agreement between the Fund and its investment adviser, Value Line, Inc. (“Value Line”) (the “Agreement”). As required by the 1940 Act, the Board requested and Value Line provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the Non-Independent Director of the Fund and any officers of Value Line. In selecting Value Line and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in meetings which specifically addressed the approval of the Agreement and at other meetings during the course of the year, the Board, including the Independent Directors, received materials relating to Value Line’s investment and management services under the Agreement. These materials included information on (i) the investment performance of the Fund compared to a peer group of funds (“Performance Universe”) and its benchmark index, each as classified by Lipper, Inc., an independent evaluation service (“Lipper”); (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; (v) the allocation of the Fund’s brokerage, if any; and (vi) the overall nature, quality and extent of services provided by Value Line.

As part of the review of the continuance of the Agreement, the Board requested, and Value Line provided, additional information in order to evaluate the quality of Value Line’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fees (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and nine other retail front-end load and no-load convertible securities funds, as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail front-end load and no-load convertible securities funds, as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; (iii) the Fund’s investment performance over various time periods to the average performance of the Fund and all retail and institutional convertible securities funds regardless of asset size or primary channel of distribution (excluding outliers), as selected objectively by Lipper (“Performance Universe”) as well as the Lipper Convertible Securities Fund Index (the “Lipper Index”); (iv) Value Line’s financial results and conditions, including Value Line’s and certain of its affiliates’ profitability from the services that have been performed for the Fund as well as the Value Line family of funds; (v) the Fund’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper Inc. to determine the Expense Group, the Expense Universe and the Performance Universe to prepare this information.

The following summarizes matters considered by the Board in connection with its renewal of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Value Line Convertible Fund, Inc.

Factors Considered by the Board in Approving the Investment Advisory Agreement for Value Line Convertible Fund, Inc. (unaudited)

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that, although the Fund’s performance for the three-year, five-year and ten-year periods ended December 31, 2007 was below the performance of both the Performance Universe average and the Lipper Index, the Fund outperformed both the Performance Universe average and the Lipper Index for the most recent one-year period ended December 31, 2007 .

Value Line’s Personnel and Methods. The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, achieving the Fund’s investment objective and adhering to the Fund’s investment strategy. The Independent Directors also engaged in discussions with Value Line’s senior management who are responsible for the overall functioning of the Fund’s investment operations. Based on this review, the Board concluded that the Fund’s management team and Value Line’s overall resources were well developed and that Value Line had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered Value Line’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that, effective March 7, 2006, Value Line voluntarily agreed to waive a portion of the Fund’s management fee, effectively reducing the management fee rate from 0.75% to 0.625% of the Fund’s average daily net assets. As a result of this voluntary management fee waiver, the Board noted that the Fund’s management fee rate for the most recent fiscal year (after giving effect to the voluntary management fee waiver) was less than that of both the Expense Group average and the Expense Universe average. In addition, the Board and Value Line previously agreed that the management fee waiver would be contractually imposed for an additional one-year period until August 31, 2008 so that it could not be changed without the Board’s approval, and recently agreed that such contractual waiver would continue through August 31, 2009. Based on these factors, the Board determined that the Fund’s management fee rate payable to Value Line under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable.

The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that, effective March 7, 2007, Value Line Securities, Inc., the Fund’s principal underwriter, voluntarily agreed to waive a portion of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.10% of the Fund’s average daily net assets. The Board also noted that Value Line Securities, Inc. further agreed to contractually waive the same portion of the Fund’s Rule 12b-1 fee for an additional one-year period until August 31, 2008, and recently agreed that such contractual waiver would continue through August 31, 2009. As a result of the contractual Rule 12b-1 fee waiver and the management fee waiver, the Board noted that the Fund’s total expense ratio (after giving effect to these waivers) was slightly higher than that of both the Expense Group average and the Expense Universe average and concluded that the average expense ratio was satisfactory, particularly in light of the Fund’s small asset size, for the purpose of approving the continuance of the Agreement for the coming year.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of other services provided by Value Line and its affiliate, Value Line Securities, Inc. At meetings held throughout the year, the Board reviewed the effectiveness of Value Line’s overall compliance program, as well as the services provided by Value Line Securities, Inc., the Fund’s principal underwriter. The Board also reviewed the services provided by Value Line and its affiliate in

Value Line Convertible Fund, Inc.

Factors Considered by the Board in Approving the Investment Advisory Agreement for Value Line Convertible Fund, Inc. (unaudited)

supervising third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by Value Line and its affiliate were satisfactory, reliable and beneficial to the Fund’s shareholders.

Profitability. The Board considered the level of Value Line’s profits with respect to the management of the Fund, including the impact of certain actions taken during prior years. These actions included Value Line’s review of its methodology in allocating certain of its costs to the management of each Fund, Value Line’s voluntary reduction of management and/or Rule 12b-1 fees for certain Funds, Value Line’s termination of the use of soft dollar research, and the cessation of trading through its affiliate, Value Line Securities, Inc. Based on a review of these actions and Value Line’s overall profitability, the Board concluded that Value Line’s profits from management of the Fund, including the financial results derived from the Fund, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by Value Line and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that Value Line and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by Value Line and its Affiliates. In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by Value Line that Value Line and its affiliates do not manage any investment companies comparable to the Fund.

Conclusion. The Board, in light of Value Line’s overall performance, considered it appropriate to continue to retain Value Line as the Fund’s investment adviser. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s Agreement is fair and reasonable and voted to approve the continuation of the Agreement for another year.

Value Line Convertible Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Jean Bernhard Buttner Age 73	Chairman of the Board of Directors and President	Since 1985
Chairman, President and Chief Executive Officer of Value Line, Inc. (the “Adviser”) and Value Line Publishing, Inc. Chairman and President of each of the 14 Value Line Funds and Value Line Securities, Inc. (the “Distributor”).
Value Line, Inc.
Non-Interested Directors
John W. Chandler 116 North Hemlock Lane Williamstown, MA 01267 Age 84	Director	Since 1991	Consultant, Academic Search Consultation Service, Inc. (1992–2004); Trustee Emeritus and Chairman (1993–1994) of the Board of Trustees of Duke University; President Emeritus, Williams College.	None
Frances T. Newton 4921 Buckingham Drive Charlotte, NC 28209 Age 66	Director	Since 2000	Retired. Customer Support Analyst, Duke Power Company, until April 2007.	None
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 76	Director	Since 2000
Professor of History, Williams College, (1961 to 2002). Professor Emeritus since 2002. President Emeritus since 1994 and President, (1985–1994); Chairman (1993–1997) and Interim President (2002–2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 72	Director	Since 1997	Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President, (1987–1998).	None

Value Line Convertible Fund, Inc.

Management of the Fund

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 68	Director	Since 1985	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 58	Director	Since 1996	Senior Financial Advisor, Veritable L.P. (Investment Adviser) since 2004; Senior Financial Advisor, Hawthorn, (2001–2004).	None
Officers
David T. Henigson Age 50	Vice President, Secretary and Chief Compliance Officer	Since 1994
Director, Vice President and Compliance Officer of the Adviser. Director and Vice President of the Distributor. Vice President, Secretary and Chief Compliance Officer of each of the 14 Value Line Funds.

Stephen R. Anastasio Age 49	Treasurer	Since 2005	Controller of the Adviser until 2003; Chief Financial Officer of the Adviser (2003–2005); Treasurer of the Adviser since 2005; Treasurer of each of the 14 Value Line Funds.
Howard A. Brecher Age 53	Assistant Treasurer Assistant Secretary	Since 2005	Director, Vice President and Secretary of the Adviser. Director and Vice President of the Distributor.

*	Mrs. Buttner is an “interested person” as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s directors and is available, without charge, upon request by calling 1-800-243-2729.

Value Line Convertible Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics

(a)The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f)Pursuant to item 10(a),the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on it’s Audit Committee.

(2) The Registrant’s Board has designated John W. Chandler, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search

Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the Association of American Colleges and Universities (1985-90). He has also previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)Audit Fees 2008 - $28,392

(b) Audit-Related fees – None

(c) Tax Preparation Fees 2008 -$6,111

(d) All Other Fees – None.

(e) (1)

Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2008 were pre-approved by the committee.

(e) (2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2008 -$6,111

(h) Not applicable.

Item 10. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)

The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 11. Exhibits.

(a)	Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Value Line Convertible Fund, Inc.

By	/s/ Jean B. Buttner
Jean B. Buttner, President

Date:	July 14, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below, by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jean B. Buttner
Jean B. Buttner, President, Principal Executive Officer

By:	/s/ Stephen R. Anastasio

Stephen R. Anastasio, Treasurer, Principal Financial Officer

Date:         July 14, 2008